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                                                           Exhibit 32(a)

                      CERTIFICATION OF PERIODIC REPORT
                      ________________________________


     I, Dennis J. Kuester, Chief Executive Officer of Marshall & Ilsley Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (14 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    August 9, 2006.


                              /s/ Dennis J. Kuester
                              ______________________________

                              Dennis J. Kuester
                              Chief Executive Officer
                              Marshall & Ilsley Corporation




This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Marshall & Ilsley Corporation for purposes of the Securities Exchange Act of 1934.



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